SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 15, 2001

                      THE FIRST NATIONAL BANK OF ATLANTA AS
                      TRANSFEROR AND SERVICER ON BEHALF OF
                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
                     (Issuer with respect to the securities)

 United States                 33-95714                       22-2716130
    Delaware                 333-29495-01                     22-2716130
    --------                 ------------                   -------------
(State or other               (Commission                 (I.R.S. Employer
Jurisdiction of              File Number)                Identification No.)
 Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events
                     None.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
                     See separate index to exhibits.

Exhibit No.          Document Description
-----------          --------------------
    20               Monthly Servicer's Certificate

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)

    Dated: February 27, 2001      By: David L. Gaines
                                  Title: Comptroller

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
                                 (Co-Registrant)

    Dated: February 27, 2001      By: THE FIRST NATIONAL BANK OF ATLANTA
                                  (Transferor and Servicer of the Co-Registrant)

                                  By: David L. Gaines
                                  Title: Comptroller

                          INDEX TO EXHIBITS

      Exhibit
       Number        Exhibit
       ------        -------

         20          Monthly Servicer's Certificate